EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement with respect to an issue of common stock to be issued by the Company to or in the name of the holders of Wometco Cable Corp. Stock with respect to the merger to be effected pursuant to the Agreement and Plan of Merger, dated as of July 15, 1994, among U S WEST, Inc., Multimedia Cable, Inc., Wometco Cable Corp., Peachtree Cable Holdings, Ltd., and Peachtree Cable Associates, Ltd.; and

     WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

     NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON, BARBARA M. JAPHA, STEPHEN E. BRILZ, and CHARLES J. BURDICK, and each of them, as attorneys for him and in his name, place, and stead, and in his capacity as an Officer or Director of the Company, to execute and file such Registration Statement, including the related prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 5th day of August, 1994.


- - - - - ------------------------------     ------------------------------
Richard D. McCormick               James M. Osterhoff
Chairman of the Board, Chief       Executive Vice President and
  Executive Officer and President    Chief Financial Officer

EXHIBIT 24
                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement with respect to an issue of common stock to be issued by the Company to or in the name of the holders of Wometco Cable Corp. Stock with respect to the merger to be effected pursuant to the Agreement and Plan of Merger, dated as of July 15, 1994, among U S WEST, Inc., Multimedia Cable, Inc., Wometco Cable Corp., Peachtree Cable Holdings, Ltd., and Peachtree Cable Associates, Ltd.; and

     WHEREAS, each of the undersigned is a Director of the Company;

     NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON, BARBARA M. JAPHA, STEPHEN E. BRILZ, and CHARLES J. BURDICK, and each of them, as attorneys for him or her and in his or her name, place, and stead, and in his or her capacity as a Director of the Company, to execute and file such Registration Statement, including the related prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 5th day of August, 1994.


/s/ Richard Cheney               /s/ Allen F. Jacobson
- - - - - ----------------------------     --------------------------------
Richard Cheney                   Allen F. Jacobson

/s/ Remedios Diaz-Oliver         /s/ Marilyn Carlson Nelson
- - - - - ----------------------------     --------------------------------
Remedios Diaz-Oliver             Marilyn Carlson Nelson

/s/ Grant A. Dove                /s/ Frank Popoff
- - - - - ----------------------------     --------------------------------
Grant A.Dove                     Frank Popoff

/s/ Allan D. Gilmour             /s/ Glen L. Ryland
- - - - - ----------------------------     --------------------------------
Allan D. Gilmour                 Glen L. Ryland

/s/ Pierson M. Grieve            /s/ Jerry O. Williams
Pierson M. Grieve                Jerry O. Williams

/s/ Shirley M. Hufstedler        /s/ Daniel Yankelovich
- - - - - ----------------------------     --------------------------------
Shirley M. Hufstedler            Daniel Yankelovich